LEASES - Operating lease related assets and liabilities (Details)	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Jun. 30, 2021 CNY (¥)
Operating lease related assets and liabilities recorded on the balance sheets
Rights of use lease assets, net	¥ 5,440,590	$ 812,305	¥ 7,925,930
Operating lease liabilities - current	3,892,774	581,209	2,226,832
Operating lease liabilities - non-current	2,184,635	326,176	4,792,101
Total operating lease liabilities	¥ 6,077,409	$ 907,385	¥ 7,018,933